Exhibit 10.2

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS OF

CHINA HEALTH RESOURCE, INC.,

A DELAWARE COMPANY

The undersigned, being all of the duly appointed and acting members of the Board of Directors (the "Board of Directors") of China Health Resource, Inc., a Delaware Company (the "Company"), do hereby consent to the adoption of, and do hereby adopt, the following resolutions with the same force and effect as if adopted at a meeting of the Board of Directors duly called and held, pursuant to the applicable provisions of the Delaware General Corporate Law and pursuant to the bylaws of the Company.

1. Election of New Director

WHEREAS, the Company and the Board of Directors desires to accept Ms. Gewei Wang’s resignation from the Board of Directors, and desires to appoint Mr. Ping Gou as a new member of the Board of Directors; and

RESOLVED THAT, the Board of Directors hereby authorizes and approves, Ms. Gewei Wang’s resignation from the Board of Directors, and Mr. Ping Gou as a new member of the Board of Directors.

2. Authorization of Corporate Actions.

Each officer of the Corporation is hereby authorized and directed to do and perform, or cause to be done and performed, all such acts, deeds and things and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates in the name and on behalf of the Corporation, or otherwise, as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions and any of the transactions contemplated thereby.

All actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

The secretary and any assistant secretary of the Corporation, or any other officer of the Corporation, is hereby authorized to certify and deliver, to any person to whom such certification and delivery may be deemed necessary or appropriate in the opinion or such officer, a true copy of the foregoing resolutions.

RESOLVED, that this written consent may be signed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together shall be deemed to be a single document.

Approval

Dated: January 26, 2011

The undersigned and foregoing unanimous written consent of the Board of Directors, being of all the Board of Directors of China Health Resource, Inc., waive the required notice of meeting and consent to all actions taken hereby.

By:	/s/ Jiayin Wang	By:	/s/ Bing Wang
	Jiayin Wang		Bing Wang